Schedule 14A Information

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No. )

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[   ]  Definitive Additional Materials

[   ]  Soliciting Material under Section 240.14a-12

Templeton Dragon Fund, Inc.

 (Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

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TEMPLETON DRAGON FUND, INC.

IMPORTANT SHAREHOLDER INFORMATION

These materials are for the Annual Meeting of Shareholders (the “Meeting”) scheduled for May 26, 2016, at 12 Noon, Eastern time. The enclosed materials discuss the proposals (the “Proposals” or each, a “Proposal”) to be voted on at the Meeting, and contain the Notice of Meeting, proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to Templeton Dragon Fund, Inc. (the “Fund”). If you specify a vote on a Proposal, your proxy will be voted as you indicate. If you specify a vote on a Proposal, but not all Proposals, your proxy will be voted as specified on such Proposal and, on the Proposal for which no vote is specified, your proxy will be voted FOR such Proposal. If you simply sign, date and return the proxy card, but do not specify a vote on any Proposal, your proxy will be voted FOR the Proposals.

We urge you to spend a few minutes reviewing the Proposals in the proxy statement. Then, please fill out and sign the proxy card and return it to us so that we know how you would like to vote. When shareholders return their proxies promptly, the Fund may be able to save money by not having to conduct additional mailings.

We welcome your comments. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, instructions are enclosed.

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TEMPLETON DRAGON FUND, INC.

NOTICE OF 2016 ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders (the “Meeting”) of Templeton Dragon Fund, Inc. (the “Fund”) will be held at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923 on May 26, 2016, at 12 Noon, Eastern time.

During the Meeting, shareholders of the Fund will vote on the following Proposals:

1.       The election of four Directors of the Fund to hold office for the terms specified.

2.       The ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016.

By Order of the Board of Directors,

Lori A. Weber

Vice President and Secretary

April 15, 2016

Please sign and promptly return the proxy card or voting instruction form in the enclosed self-addressed envelope regardless of the number of shares you own. If you have any questions, call Fund Information at (800) DIAL BEN®/342-5236.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2016

The Fund’s Notice of Annual Meeting of Shareholders, proxy statement and form of proxy are available on the Internet at https://www.proxyonline.com/docs/tdf2016.pdf. The form of proxy on the Internet site cannot be used to cast your vote.

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                                                                                                                       TEMPLETON DRAGON FUND, INC.

PROXY STATEMENT

¿INFORMATION ABOUT VOTING

Who is asking for my vote?

The Board of Directors of Templeton Dragon Fund, Inc. (the “Fund”), in connection with the Fund’s Annual Meeting of Shareholders (the “Meeting”), has requested your vote.

Who is eligible to vote?

Shareholders of record at the close of business on March 31, 2016, are entitled to be present and to vote at the Meeting or any adjourned Meeting. Each share of record is entitled to one vote (and a proportionate fractional vote for each fractional share) on each matter presented at the Meeting. The Notice of Meeting, the proxy statement, and the proxy card were first mailed to shareholders of record on or about April 15, 2016.

On what issues am I being asked to vote?

You are being asked to vote on two Proposals:

1.       The election of four Directors of the Fund; and

2.       The ratification of the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016.

How do the Fund’s Directors recommend that I vote?

The Directors unanimously recommend that you vote FOR the election of the four nominees for Director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016.

How do I ensure that my vote is accurately recorded?

You may attend the Meeting and vote in person or you may complete and return the enclosed proxy card. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote on any of the Proposals, your proxy will be voted as you indicate. If you simply sign, date and return the proxy card, but do not specify a vote on either Proposal 1 or 2, your shares will be voted FOR the election of all nominees for Director and FOR the ratification of the selection of PwC as the independent registered public accounting firm for the Fund for the fiscal year ending December 31, 2016.

May I revoke my proxy?

You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy to the Fund that is received by the Fund at or prior to the Meeting, or by attending the Meeting and voting in person.

What if my shares are held in a brokerage account?

If your shares are held by your broker, then in order to vote in person at the Meeting, you will need to obtain a “Legal Proxy” from your broker and present it to the Inspector of Election at the Meeting. Also, in order to revoke your proxy, you may need to forward your written revocation or a later-dated proxy card to your broker rather than to the Fund.

May I attend the Meeting in Person?

Shareholders of record at the close of business on March 31, 2016 are entitled to attend the Meeting. Eligible shareholders who intend to attend the Meeting in person will need to bring proof of share ownership, such as a shareholder statement or a letter from a custodian or broker-dealer confirming ownership, as of March 31, 2016 and a valid picture identification, such as a driver’s license or passport, for admission to the Meeting. Seating is very limited. Shareholders without proof of ownership and identification will not be admitted.

¿THE PROPOSALS

PROPOSAL 1:    ELECTION OF DIRECTORS

How are nominees selected?

The Board of Directors of the Fund (the “Board” or the “Directors”) has a Nominating Committee consisting of Edith E. Holiday (Chairperson), Frank J. Crothers, Frank A. Olson and J. Michael Luttig none of whom is an “interested person” of the Fund as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). Directors who are not interested persons of the Fund are referred to as the “Independent Directors,” and Directors who are interested persons of the Fund are referred to as the “Interested Directors.”

The Nominating Committee is responsible for selecting candidates to serve as Directors and recommending such candidates (a) for selection and nomination as Independent Directors by the incumbent Independent Directors and the full Board; and (b) for selection and nomination as Interested Directors by the full Board. In considering a candidate’s qualifications, the Nominating Committee generally considers the potential candidate’s educational background, business or professional experience, and reputation. In addition, the Nominating Committee has established as minimum qualifications for Board membership as an Independent Director: (1) that such candidate be independent from relationships with the Fund’s investment manager and other principal service providers both within the terms and the spirit of the statutory independence requirements specified under the 1940 Act and the rules thereunder; (2) that such candidate demonstrate an ability and willingness to make the considerable time commitment, including personal attendance at Board meetings, believed necessary to his or her function as an effective Board member; and (3) that such candidate have no continuing relationship as a director, officer or board member of any U.S. registered investment company other than those within the Franklin Templeton Investments fund complex or a closed-end business development company primarily investing in non-public entities. The Nominating Committee has not adopted any specific policy on the issue of diversity, but will take this into account, among other factors, in its consideration of new candidates to the Board.

When the Board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full Board as nominees for election as Directors, including any recommendations by “Qualifying Fund Shareholders” (as defined below). Such individuals are evaluated based upon the criteria described above. To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the Board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s offices and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a Director, including as an Independent Director, of the Fund. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred fifty thousand dollars ($250,000) during the twenty-four month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by the Qualifying Fund Shareholder and the length of time that the shares have been owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between the Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by the Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U.S. Securities and Exchange Commission (“SEC”) had the nominee been nominated by the Board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a Director of the Fund if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

The Board has adopted and approved a formal written charter for the Nominating Committee. A copy of the charter was included in the Fund’s proxy statement for its 2014 Annual Meeting of Shareholders.

Who are the nominees and Directors?

The Board is divided into three classes. Each class has a term of three years. Each year, the term of office of one class expires. This year, the terms of four Directors expire: Edith E. Holiday, Larry D. Thompson, Rupert H. Johnson, Jr. and Gregory E. Johnson. These individuals have been nominated for three-year terms, set to expire at the 2019 Annual Meeting of Shareholders. These terms continue, however, until their successors are duly elected and qualified. All of the nominees are currently members of the Board. Among these nominees, Rupert H. Johnson, Jr. and Gregory E. Johnson are deemed to be Interested Directors. The remaining nominees are deemed to be Independent Directors. In addition, all of the current nominees and Directors are also directors or trustees of other investment companies within the Franklin Templeton Investments fund complex.

Interested Directors of the Fund hold director and/or officer positions with, or are principal stockholders of, Franklin Resources, Inc. (“Resources”) and its affiliates. Resources is a publicly owned holding company, a principal stockholder of which is Rupert H. Johnson, Jr., who beneficially owned approximately 18% of its outstanding shares as of December 31, 2015. The shares deemed to be beneficially owned by Rupert H. Johnson, Jr. include certain shares held by a private charitable foundation or by his spouse, of which he disclaims beneficial ownership. Resources, a global investment management organization operating as Franklin Templeton Investments, is primarily engaged, through various subsidiaries, in providing investment management, share distribution, transfer agent and administrative services to a family of investment companies. Resources is a New York Stock Exchange (“NYSE”) listed holding company (NYSE: BEN). Rupert H. Johnson, Jr., Chairman of the Board, Director and Vice President of the Fund, is the uncle of Gregory E. Johnson, a Director of the Fund. There are no other family relationships among the Directors or nominees for Director.

Each nominee currently is available and has consented to serve if elected. If any of the nominees should become unavailable, the designated proxy holders will vote in their discretion for another person or persons who may be nominated to serve as Directors.

In addition to personal qualities, such as integrity, in considering candidates for the Fund Board, the Nominating Committee seeks to find persons of good reputation whose experience and background evidence that such person has the ability to comprehend, discuss and critically analyze materials and issues presented, in exercising judgments and reaching informed conclusions relevant to fulfillment of a Fund Director’s duties and fiduciary obligations. Information on the business activities of the nominees and other Directors during the past five years and beyond appears below and it is believed that the specific background of each Director evidences such ability and is appropriate to his or her serving on the Fund’s Board. As indicated, Harris J. Ashton and Frank A. Olson have both served as chief executive officers of NYSE listed public corporations; Larry D. Thompson and Edith E. Holiday each have legal backgrounds, including high level legal positions with departments of the U.S. Government; David W. Niemiec has served as a chief financial officer of a major corporation; Ann Torre Bates has served as a chief financial officer of a major corporation and as a board member of a number of public companies; J. Michael Luttig has fifteen years of judicial experience as a Federal Appeals Court Judge; Robert E. Wade has over thirty years of experience as a practicing attorney; Constantine D. Tseretopoulos has professional and executive experience as founder and Chief of Staff of a hospital; Frank J. Crothers has served as the chief executive officer of several foreign closely held corporations; and Rupert H. Johnson, Jr. and Gregory E. Johnson are both high ranking executive officers of Resources.

Listed below with the business activities of the nominees and Directors are their names and years of birth, their positions and length of service with the Fund and the number of portfolios in the Franklin Templeton Investments fund complex that they oversee.

Nominees for Independent Director to serve until 2019 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Edith E. Holiday (1952) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Lead Independent Director	Director since 1996 and Lead Independent Director since 2007	145

Hess Corporation (exploration and refining of oil and gas) (1993–present), Canadian National Railway (railroad) (2001–present), White Mountains Insurance Group, Ltd. (holding company) (2004–present), RTI International Metals, Inc. (manufacture and distribution of titanium) (1999–2015) and H.J. Heinz Company (processed foods and allied products) (1994–2013).

Principal Occupation During at Least the Past 5 Years:

Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990–1993); General Counsel to the United States Treasury Department (1989–1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison—United States Treasury Department (1988–1989).

Larry D. Thompson (1945) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	145

Cbeyond, Inc. (business communications provider) (2010–2012), The Southern Company (energy company) (2014–present; previously 2010–2012) and Graham Holdings Company (education and media organization) (2011–present).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (January 2015; previously 2011–2012); and formerly, Executive Vice President—Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc. (consumer products) (2012–2014); Senior Vice President—Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004–2011); Senior Fellow of The Brookings Institution (2003–2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001–2003).

Nominees for Interested Director to serve until 2019 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
**Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013 and Vice President since 1996	145	None

Principal Occupation During at Least the Past 5 Years:

Vice Chairman, Member—Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**Gregory E. Johnson (1961) One Franklin Parkway San Mateo, CA 94403-1906	Director	Since 2006	161	None

Principal Occupation During at Least the Past 5 Years:

Chairman of the Board, Member—Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994–2015).

Independent Directors serving until 2018 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Ann Torre Bates (1958) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2008	41

Navient Corporation (loan management, servicing and asset recovery) (2014–present), Ares Capital Corporation (specialty finance company) (2010–present), United Natural Foods, Inc. (distributor of natural, organic and specialty foods) (2013–present), Allied Capital Corporation (financial services) (2003–2010) and SLM Corporation (Sallie Mae) (1997–2014).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995–1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2005	41	Emeritus Corporation (assisted living) (1999–2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006–2010).

Principal Occupation During at Least the Past 5 Years:

Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998–2001) and SBC Warburg Dillon Read (investment banking) (1997–1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991–1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982–1997).

Frank A. Olson (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2003	145	Hess Corporation (exploration and refining of oil and gas) (1998–2013).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Chairman of the Board, The Hertz Corporation (car rental) (1980–2000) and Chief Executive Officer (1977–1999); and Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines) (June–December 1987).

Robert E. Wade (1946) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2006	41	El Oro Ltd (investments) (2003–present).

Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972–2008) and member of various boards.

Independent Directors serving until 2017 Annual Meeting of Shareholders:
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Franklin Templeton Investments Fund Complex Overseen by Director*	Other Directorships Held During at Least the Past Five Years
Harris J. Ashton (1932) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1994	145	Bar-S Foods (meat packing company) (1981–2010).

Principal Occupation During at Least the Past 5 Years:

Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Frank J. Crothers (1944) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	24	Fortis, Inc. (utility holding company) (2007–present) and AML Foods Limited (retail distributors) (1989–present).

Principal Occupation During at Least the Past 5 Years:

Director and Vice Chairman, Caribbean Utilities Company, Ltd.; director of various other private business and nonprofit organizations; and formerly, Chairman, Atlantic Equipment and Power Ltd. (1977–2003).

J. Michael Luttig (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 2009	145	Boeing Capital Corporation (aircraft financing) (2006–2013).

Principal Occupation During at Least the Past 5 Years:

Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company); and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991–2006).

Constantine D. Tseretopoulos (1954) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Director	Since 1998	24	None

Principal Occupation During at Least the Past 5 Years:

Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987–present); director of various nonprofit organizations; and formerly, Cardiology Fellow, University of Maryland (1985–1987); and Internal Medicine Resident, Greater Baltimore Medical Center (1982–1985).

  *      We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment manager, and also may share a common underwriter.

**      Rupert H. Johnson, Jr. and Gregory E. Johnson are “interested persons” of the Fund as defined by the 1940 Act. The 1940 Act limits the percentage of interested persons that can comprise a fund’s board of directors. Rupert H. Johnson, Jr. is considered an interested person of the Fund due to his position as an officer, director and major shareholder of Resources, which is the parent company of the Fund’s investment manager, and his position with the Fund. Gregory E. Johnson is considered an interested person of the Fund due to his position as an officer and director of Resources. Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson. The remaining Directors of the Fund are Independent Directors.

The following tables provide the dollar range of the equity securities of the Fund and of all U.S. registered funds in the Franklin Templeton Investments fund complex beneficially owned by the Directors as of March 31, 2016:

Independent Directors: Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Harris J. Ashton.........................................................................	$1—$10,000	Over $100,000
Ann Torre Bates........................................................................	None	Over $100,000
Frank J. Crothers.......................................................................	None	Over $100,000
Edith E. Holiday........................................................................	$1—$10,000	Over $100,000
J. Michael Luttig.......................................................................	$10,001—$50,000	Over $100,000
David W. Niemiec.....................................................................	None	Over $100,000
Frank A. Olson..........................................................................	None	Over $100,000
Larry D. Thompson...................................................................	None	Over $100,000
Constantine D. Tseretopoulos.................................................	None	Over $100,000
Robert E. Wade.........................................................................	$50,001—$100,000	Over $100,000

Interested Directors: Name of Director	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Funds in the Franklin Templeton Investments Fund Complex
Rupert H. Johnson, Jr...............................................................	$10,001—$50,000	Over $100,000
Gregory E. Johnson..................................................................	None	Over $100,000

(1)        Dollar range based on NYSE closing price on March 31, 2016.

How often do the Directors meet and what are they paid?

The role of the Directors is to provide general oversight of the Fund’s business and to ensure that the Fund is operated for the benefit of all of the Fund’s shareholders. The Directors anticipate meeting at least five times during the current fiscal year to review the operations of the Fund and the Fund’s investment performance, and will meet more frequently as necessary. The Directors also oversee the services furnished to the Fund by Templeton Asset Management Ltd.—Hong Kong branch, the Fund’s investment manager (the “Investment Manager”), and various other service providers.

The Fund’s Independent Directors constitute the sole independent Board members of 13 investment companies in the Franklin Templeton Investments fund complex for which each Independent Director currently is paid a $155,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at each regularly scheduled Board meeting, a portion of which fees are allocated to the Fund. To the extent held, compensation also may be paid for attendance at specially called Board meetings. The Fund’s Lead Independent Director is paid an annual supplemental retainer of $25,000 for service to such investment companies, a portion of which is allocated to the Fund. Board members who serve on the Audit Committee of the Fund and such other investment companies receive a flat fee of $3,000 per Audit Committee meeting attended in person and $2,000 per Audit Committee telephonic meeting attended, a portion of which is allocated to the Fund. David W. Niemiec, who serves as Chairman of the Audit Committee of the Fund and such other investment companies, receives an additional fee of $15,000 per year, a portion of which is allocated to the Fund. Members of a committee are not separately compensated for any committee meeting held on the day of a regularly scheduled Board meeting.

During the fiscal year ended December 31, 2015, there were five meetings of the Board, three meetings of the Audit Committee, and four meetings of the Nominating Committee. Each Director then in office attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which the Director served. The Fund does not currently have a formal policy regarding Directors’ attendance at the annual shareholders’ meeting. No Directors attended the Fund’s last annual meeting held on May 28, 2015.

Independent Directors are also reimbursed for expenses incurred in connection with attending Board meetings. The Interested Directors and certain officers of the Fund who are shareholders of Resources are not compensated by the Fund for their services, but may be deemed to receive indirect remuneration due to their participation in management fees and other fees received by the Investment Manager and its affiliates from the funds in Franklin Templeton Investments. The Investment Manager or its affiliates pay the salaries and expenses of the officers and the Interested Directors. No pension or retirement benefits are accrued as part of Fund expenses.

The table below indicates the total fees paid to the Independent Directors by the Fund individually and by all of the funds in the Franklin Templeton Investments fund complex. These Directors also serve as directors or trustees of other funds in Franklin Templeton Investments, many of which hold meetings at different dates and times. The Directors and the Fund’s management believe that having the same individuals serving on the boards of multiple funds in Franklin Templeton Investments enhances the ability of each fund to obtain, at a relatively modest cost to each separate fund, the services of high caliber, experienced and knowledgeable Independent Directors who can bring their experience and talents to, and effectively oversee the management of, several funds.

Name of Director	Aggregate Compensation from the Fund(1)	Total Compensation from Franklin Templeton Investments Fund Complex(2)	Number of Boards within Franklin Templeton Investments Fund Complex on which Director Serves(3)
Harris J. Ashton...............................................	$ 8,860	$ 493,000	40
Ann Torre Bates(4)............................................	9,170	501,679	17
Frank J. Crothers.............................................	9,124	201,000	13
Edith E. Holiday..............................................	9,251	534,000	40
J. Michael Luttig..............................................	9,057	507,000	40
David W. Niemiec...........................................	9,286	469,766	17
Frank A. Olson.................................................	9,057	493,000	40
Larry D. Thompson.........................................	9,057	507,000	40
Constantine D. Tseretopoulos.......................	9,163	206,000	13
Robert E. Wade(4).............................................	9,057	580,000	17

(1)        Compensation received for the fiscal year ended December 31, 2015.

(2)        Compensation received for the 12 months ended December 31, 2015.

(3)        We base the number of boards on the number of U.S. registered investment companies in the Franklin Templeton Investments fund complex. This number does not include the total number of series or funds within each investment company for which the Board members are responsible. Franklin Templeton Investments currently includes 44 U.S. registered investment companies, with approximately 163 U.S. based funds or series.

(4)        Ms. Bates and Mr. Wade also are independent trustees of Franklin Mutual Series Funds and may, in the future, receive payments pursuant to a discontinued retirement plan that generally provides payments to independent board members who have served seven years or longer for such fund.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each Board member invest one-third of the fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds (which may include the Fund) until the value of such investments equals or exceeds five times the annual retainer and regular Board meeting fees paid to such Board member. Investments in the name of family members or entities controlled by a Board member constitute fund holdings of such Board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected Board members. In implementing such policy, a Board member’s fund holdings existing on February 27, 1998, were valued as of such date with subsequent investments valued at cost.

Who are the Executive Officers of the Fund?

Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. Listed below, for the Executive Officers, are their names, years of birth and addresses, as well as their positions and length of service with the Fund, and principal occupations during at least the past five years.

Name, Year of Birth and Address	Position	Length of Time Served
Rupert H. Johnson, Jr.	Chairman of the Board, Director and Vice President	Chairman of the Board and Director since 2013 and Vice President since 1996
Please refer to the table “Nominees for Interested Director to serve until 2019 Annual Meeting of Shareholders” for additional information about Mr. Rupert H. Johnson, Jr.
Mark Mobius (1936) 17th Floor, The Chater House 8 Connaught Road, Central Hong Kong	President and Chief Executive Officer— Investment Management	President since 1994 and Chief Executive Officer—Investment Management since 2002

Principal Occupation During at Least the Past 5 Years:

Portfolio Manager of various Templeton advisory affiliates; Executive Chairman, Templeton Emerging Markets Group; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of five of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer— Finance and Administration	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Chief Compliance Officer	Since 2013

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 44 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments (2007–2013); and Secretary and Vice President, Templeton Group of Funds (2004–2013).

Mark H. Otani (1968) One Franklin Parkway San Mateo, CA 94403-1906	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2009

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 13 of the investment companies in Franklin Templeton Investments.
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President— AML Compliance	Since 2012

Principal Occupation During at Least the Past 5 Years:

Director, Global Compliance Monitoring; Chief Compliance Officer, Franklin Alternative Strategies Advisers, LLC; Vice President, Franklin Templeton Companies, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Secretary	Vice President since 2011 and Secretary since 2013

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2005

Principal Occupation During at Least the Past 5 Years:

General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2012

Principal Occupation During at Least the Past 5 Years:

Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin Alternative Strategies Advisers, LLC; and officer of 44 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President and Assistant Secretary	Since 2013

Principal Occupation During at Least the Past 5 Years:

Associate General Counsel, Franklin Templeton Investments; Vice President, Fiduciary Trust International of the South and Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 44 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2009

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments.
Navid Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Assistant Secretary	Since 2015

Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 44 of the investment companies in Franklin Templeton Investments

¿PROPOSAL 2:	RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

How are independent auditors selected?

The Board has a standing Audit Committee currently comprised of David W. Niemiec (Chairman), Ann Torre Bates, Frank J. Crothers and Constantine D. Tseretopoulos, all of whom are Independent Directors and considered to be “independent” as that term is defined by the NYSE’s listing standards. In addition to her service on the Audit Committee of the Fund, Ms. Bates also serves on the audit committees of other public companies. The Board has determined, however, that such simultaneous service does not impair Ms. Bates’ ability to effectively serve on the Fund’s Audit Committee. The Audit Committee is responsible for the appointment, compensation and retention of the Fund’s independent registered public accounting firm (“independent auditors”), including evaluating their independence, recommending the selection of the Fund’s independent auditors to the full Board, and meeting with such independent auditors to consider and review matters relating to the Fund’s financial reports and internal controls.

Which independent auditors did the Board select?

The Audit Committee and the Board have selected the firm of PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the current fiscal year. PwC has examined and reported on the fiscal year-end financial statements dated December 31, 2015, and certain related SEC filings. You are being asked to ratify the Board’s selection of PwC for the current fiscal year ending December 31, 2016. Services to be performed by the independent auditors include examining and reporting on the fiscal year-end financial statements of the Fund and certain related filings with the SEC.

The selection of PwC as the independent auditors for the Fund for the fiscal year ending December 31, 2016, was recommended by the Audit Committee and approved by the Board on February 23, 2016. PwC’s reports on the financial statements of the Fund for the fiscal years for which it has served as auditors did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

The Audit Committee and the Board have been advised by PwC that neither PwC nor any of its members have any material direct or indirect financial interest in the Fund. Representatives of PwC are not expected to be present at the Meeting, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

¿AUDITOR INFORMATION

Audit Fees.    The aggregate fees paid to PwC for professional services rendered by PwC for the audit of the Fund’s annual financial statements or for services that are normally provided by PwC in connection with statutory and regulatory filings or engagements were $51,017 for the fiscal year ended December 31, 2015, and $44,254 for the fiscal year ended December 31, 2014.

Audit-Related Fees.    The aggregate fees paid to PwC for assurance and related services rendered by PwC to the Fund that are reasonably related to the performance of the audit or review of the Fund’s financial statements and not reported under “Audit Fees” above were $6,683 for the fiscal year ended December 31, 2015, and $6,552 for the fiscal year ended December 31, 2014. The services for which these fees were paid included attestation services.

In addition, the Audit Committee pre-approves PwC’s engagement for audit-related services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements are reasonably related to the performance of the audit of the financial statements. For the fiscal years ended December 31, 2015, and December 31, 2014, there were no fees paid to PwC for such services.

Tax Fees.    The aggregate fees paid to PwC for professional services rendered by PwC to the Fund for tax compliance, tax advice and tax planning (“tax services”) were $0 for the fiscal year ended December 31, 2015 and $10,000 for the fiscal year ended December 31, 2014. The services for which these fees were paid include tax compliance.

In addition, the Audit Committee pre-approves PwC’s engagement for tax services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. For the fiscal years ended December 31, 2015, and December 31, 2014, there were no fees paid to PwC for such services.

All Other Fees.     The aggregate fees paid for products and services provided by PwC to the Fund, other than the services reported above, were $0 for the fiscal year ended December 31, 2015, and $289 for the fiscal year ended December 31, 2014. The services for which these fees were paid include review of materials provided to the Board in connection with the investment management contract renewal process.

In addition, the Audit Committee pre-approves PwC’s engagement for other services to be provided to the Investment Manager and certain entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund. The fees for these services were $10,053 for the fiscal year ended December 31, 2015, and $165,392 for the fiscal year ended December 31, 2014. The services for which these fees were paid include review of materials provided to the Board in connection with the investment management contract renewal process and certifying assets under management.

Aggregate Non-Audit Fees.    The aggregate fees paid to PwC for non-audit services provided by PwC to the Fund or to the Investment Manager and to any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund, which engagements relate directly to the operations and financial reporting of the Fund, were $16,736 for the fiscal year ended December 31, 2015, and $182,233 for the fiscal year ended December 31, 2014. The aggregate non-audit fees for the fiscal year ended December 31, 2015, include the amounts shown under Audit-Related Fees ($6,683); Tax Fees ($0) (including services provided to the Investment Manager and its control entities ($0)); and All Other Fees ($0) (including services provided to the Investment Manager and its control entities ($10,053)).

The Audit Committee has determined that the provision of the non-audit services that were rendered to the Investment Manager and to any entities controlling, controlled by, or under common control with the Investment Manager that provide ongoing services to the Fund is compatible with maintaining PwC’s independence.

Audit Committee Pre-Approval Policies and Procedures.    As of the date of this proxy statement, the Audit Committee has not adopted written pre-approval policies and procedures within the meaning of Regulation S-X. As a result, all such services described above and provided by PwC must be directly pre-approved by the Audit Committee or by a designated member of the Audit Committee.

Audit Committee Charter.    The Board has adopted and approved a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. A copy of the charter was included in the Fund’s proxy statement for its 2015 Annual Meeting of Shareholders.

As required by the charter, the Audit Committee reviewed the Fund’s audited financial statements and met with management, as well as with PwC, the Fund’s independent auditors, to discuss the financial statements.

Audit Committee Report.    The Audit Committee received the written disclosures and the letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee also received the report of PwC regarding the results of their audit. In connection with the Audit Committee’s review of the financial statements and PwC’s report, the members of the Audit Committee discussed with a representative of PwC, PwC’s independence, as well as the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the PCAOB, including the following: PwC’s responsibilities in accordance with generally accepted auditing standards; PwC’s responsibilities for information prepared by management that accompanies the Fund’s audited financial statements and any procedures performed and the results; the initial selection of, and whether there were any changes in, significant accounting policies or their application; management’s judgments and accounting estimates; whether there were any significant audit adjustments; whether there were any disagreements with management; whether there was any consultation with other accountants; whether there were any major issues discussed with management prior to PwC’s retention; whether the auditors encountered any difficulties in dealing with management in performing the audit; and PwC’s judgments about the quality of the Fund’s accounting principles.

Based on its review and discussions with management and PwC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2015, for filing with the SEC.

AUDIT COMMITTEE

David W. Niemiec (Chairman)

Ann Torre Bates

Frank J. Crothers

Constantine D. Tseretopoulos

¿ADDITIONAL INFORMATION ABOUT THE FUND’S BOARD OF DIRECTORS

Board Role in Risk Oversight.    The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, through regular reports that have been developed by management in consultation with the Board and its counsel. These reports address certain investment, valuation and compliance matters. The Board also may receive special written reports or presentations on a variety of risk issues, either upon the Board’s request or upon the Investment Manager’s initiative. In addition, the Audit Committee of the Board meets regularly with the Investment Manager’s internal audit group to review reports on their examinations of functions and processes within Franklin Templeton Investments that affect the Fund.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund. In addition, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk. To the extent that the Fund changes a particular investment strategy that could have a material impact on the Fund’s risk profile, the Board generally is consulted with respect to such change. To the extent that the Fund invests in certain complex securities, including derivatives, the Board receives periodic reports containing information about exposure of the Fund to such instruments. In addition, the Investment Manager’s investment risk personnel meet regularly with the Board to discuss a variety of issues, including the impact on the Fund of the investment in particular securities or instruments, such as derivatives and commodities, if applicable.

With respect to valuation, the Fund’s administrator provides regular written reports to the Board that enable the Board to monitor the number of fair valued securities in the Fund’s portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Fund’s portfolio. The Board also reviews dispositional analysis information on the sale of securities that require special valuation considerations such as illiquid or fair valued securities. In addition, the Fund’s Audit Committee reviews valuation procedures and results with the Fund’s independent auditors in connection with the Committee’s review of the results of the audit of the Fund’s year-end financial statements.

With respect to compliance risks, the Board receives regular compliance reports prepared by the Investment Manager’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (“CCO”) to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Directors meet regularly in executive session with the CCO and the CCO prepares and presents an annual written compliance report to the Board. The Fund’s Board adopts compliance policies and procedures for the Fund and approves these procedures for the Fund’s service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.

The Investment Manager periodically provides an enterprise risk management presentation to the Board to describe the way in which risk is managed on a complex-wide level. The presentation covers such areas as investment risk, reputational risk, personnel risk, and business continuity risk.

Board Structure.    Seventy-five percent or more of the Fund’s Board members consist of Independent Directors who are not deemed to be “interested persons” by reason of their relationship with the Fund’s management or otherwise as provided under the 1940 Act. While the Chairman of the Board is an interested person, the Board is also served by a Lead Independent Director. The Lead Independent Director, together with independent counsel, reviews proposed agendas for Board meetings and generally acts as a liaison with Fund management with respect to questions and issues raised by the Independent Directors. The Lead Independent Director also presides at separate meetings of Independent Directors held in advance of each scheduled Board meeting where various matters, including those being considered at such Board meeting, are discussed. It is believed such structure and activities assure that proper consideration is given at Board meetings to matters deemed important to the Fund and its shareholders.

¿ADDITIONAL INFORMATION ABOUT THE FUND

The Investment Manager.    The Investment Manager of the Fund is Templeton Asset Management Ltd.— Hong Kong Branch, a Singapore company with a branch office at The Chater House, 17th Floor, 8 Connaught Road Central, Hong Kong. Pursuant to an investment management agreement, the Investment Manager manages the investment and reinvestment of Fund assets. The Investment Manager is an indirect, wholly owned subsidiary of Resources.

The Administrator.     The administrator of the Fund is Franklin Templeton Services, LLC (“FT Services”), with offices at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923. FT Services is an indirect, wholly owned subsidiary of Resources and an affiliate of the Investment Manager. Pursuant to a subcontract for administrative services, FT Services performs certain administrative functions for the Fund.

The Transfer Agent.    The transfer agent, registrar and dividend disbursement agent for the Fund is American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219.

The Custodian.    The custodian for the Fund is JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10017-2070.

Other Matters.    The Fund’s latest audited financial statements and annual report for the fiscal year ended December 31, 2015, are available free of charge. To obtain a copy, please call (800) DIAL BEN®/342-5236 or forward a written request to Franklin Templeton Investor Services, LLC, P.O. Box 33030, St. Petersburg, Florida 33733-8030.

Principal Shareholders.    As of March 31, 2016, the Fund had 34,681,350 shares outstanding and total net assets of $687,717,873.84. The Fund’s shares are listed on the NYSE (NYSE: TDF). From time to time, the number of shares held in “street name” accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Fund’s management, as of March 31, 2016, there were no other entities holding beneficially or of record more than 5% of the Fund’s outstanding shares, except as shown in the following table:

Name and Address of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Outstanding Shares
City of London Investment Group PLC...................................	9,338,791 *	26.8%
City of London Investment Management Company Limited 77 Gracechurch Street London EC3V 0AS England

*        The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G/A, filed with the SEC on February 12, 2016.

Lazard Asset Management Limited...............................	3,547,861 **	10.11%
Lazard Asset Management LLC 30 Rockefeller Plaza New York, NY 10112

**      The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13G/A, filed with the SEC on February 11, 2016.

Wells Fargo & Company................................................	2,913,767 ***	8.37%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163

***    The nature of beneficial ownership is sole voting and dispositive power as reported on Form 13F, filed with the SEC on February 9, 2016.

In addition, to the knowledge of the Fund’s management, as of March 31, 2016, no nominee or Director of the Fund owned 1% or more of the outstanding shares of the Fund, and the Directors and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

Contacting the Board of Directors.    If a shareholder wishes to send a communication to the Board, such correspondence should be in writing and addressed to the Board of Directors at the Fund’s offices, 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary. The correspondence will be given to the Board for review and consideration.

¿FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies.    Your vote is being solicited by the Directors. The cost of soliciting proxies, including the fees of a proxy soliciting agent, is borne by the Fund. The Fund reimburses brokerage firms and others for their reasonable expenses in forwarding proxy material to the beneficial owners and soliciting them to execute proxies/voting instruction forms. In addition, the Fund may retain a professional proxy solicitation firm to assist with any necessary solicitation of proxies. The Fund expects that the solicitation would be primarily by mail, but also may include telephone, facsimile, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from a proxy soliciting agent asking you to vote. If professional proxy solicitors are retained, it is expected that soliciting fees would be approximately $5,000, plus expenses. The Fund does not reimburse Directors and officers of the Fund, or regular employees and agents of the Investment Manager involved in the solicitation of proxies. The Fund intends to pay all costs associated with the solicitation and the Meeting.

Voting by Broker-Dealers.    The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in “street name” for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms’ proxy solicitation materials, the Fund understands that current NYSE Rules permit the broker-dealers to vote on the Proposals on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Quorum.     A majority of the Fund’s shares entitled to vote at the Meeting—present in person or represented by proxy—constitutes a quorum at the Meeting. The shares over which broker-dealers have discretionary voting power, the shares that represent “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and the shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote at the Meeting for purposes of determining whether the required quorum of shares exists.

Method of Tabulation.    Provided a quorum is present or represented at the Meeting, Proposal 1, the election of Directors, requires the affirmative vote of the holders of a plurality of the Fund’s shares present (in person or represented by proxy) and voting on the Proposal at the Meeting. Proposal 2, ratification of the selection of the independent registered public accounting firm, requires the affirmative vote of a majority of the votes cast. Abstentions and broker non–votes will be treated as votes present at the Meeting, but will not be treated as votes cast and, therefore, will not be counted for purposes of obtaining approval of either proposal.

Adjournment.     The holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, or any officer present entitled to preside or act as Secretary of the Meeting may adjourn the Meeting. Such authority to adjourn the Meeting may be used in the event that a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes have not been received to approve the Proposals or to permit further solicitation of proxies or for any other reason consistent with Maryland law and the Fund’s Articles of Incorporation and By-Laws. Unless otherwise instructed by a shareholder granting a proxy, the persons designated as proxies may use their discretionary authority to vote as instructed by management of the Fund on questions of adjournment and on any other proposals raised at the Meeting to the extent permitted by the SEC’s proxy rules, including proposals for which management of the Fund did not have timely notice, as set forth in the SEC’s proxy rules and the Fund’s proxy statement for the 2015 annual meeting.

Shareholder Proposals.    The Fund anticipates that its 2017 Annual Meeting of Shareholders will be held on or about May 30, 2017. A shareholder who wishes to submit a proposal for consideration for inclusion in the Fund’s proxy statement for the 2017 Annual Meeting of Shareholders must send such written proposal to the Fund’s offices, at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301-1923, Attention: Secretary, so that it is received no later than December 16, 2016, in order to be included in the Fund’s proxy statement and proxy card relating to that meeting and presented at the meeting.

A shareholder of the Fund who has not submitted a written proposal for inclusion in the Fund’s proxy statement by December 16, 2016, as described above, may nonetheless present a proposal at the Fund’s 2017 Annual Meeting of Shareholders if such shareholder notifies the Fund in writing, at the Fund’s offices, of such proposal by March 1, 2017. If a shareholder fails to give notice by this date, then the persons designated as proxies for the 2017 Annual Meeting of Shareholders may exercise discretionary voting power with respect to any such proposal.

A shareholder proposal may be presented at the 2017 Annual Meeting of Shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules and state law.

Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Fund’s proxy statement or presented at the meeting.

By Order of the Board of Directors,

Lori A. Weber

Vice President and Secretary

April 15, 2016

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TLTDF PROXY 04/16

FRANKLIN TEMPLETON INVESTMENTS

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. By **PHONE** with a live operator when you call toll-free **(800) 249-7120** Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER REGISTRATION FIELD

TEMPLETON DRAGON FUND, INC.

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 26, 2016

The undersigned hereby revokes all previous proxies for his/her shares of Templeton Dragon Fund, Inc. (the “Fund”)
and appoints TARA E. GORMEL, KIMBERLY H. NOVOTNY and LORI A. WEBER, and each of them, proxies of the undersigned with full power of substitution to vote all shares of the Fund that the undersigned is entitled to vote at the Fund’s Annual Meeting of Shareholders (the “Meeting”) to be held at 300 S.E. 2nd Street, Fort Lauderdale, Florida
33301-1923 at 12 Noon, Eastern time, on May 26, 2016, including any postponements or adjournments thereof, upon the matters set forth below and instructs them to vote upon any other matters that may properly be acted upon at the Meeting, including any matters presented for which the Fund was not given timely notice.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (800) 249-7120. Representatives are available to assist you Monday through Friday 9 a.m. to 10
p.m. Eastern time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD ON MAY 26, 2016:

The proxy statement for this Meeting is available on the Internet at: https://www.proxyonline.com/docs/tdf2016.pdf.

TEMPLETON DRAGON FUND, INC.

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign, absent written notice to the contrary from either owner. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If you are a partner, sign in the partnership name.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSALS RELATING TO THE FUND AND DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SHAREHOLDER MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHOLD ALL	FOR ALL, EXCEPT
1. Election of Directors: **(a)** Edith E. Holiday **(b)** Larry D. Thompson **(c)** Rupert H. Johnson, Jr. **(d)** Gregory E. Johnson	○	○	○

TO WITHHOLD AUTHORITY TO VOTE FOR A PARTICULAR NOMINEE, MARK "FOR ALL, EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.

____

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING ☐

THANK YOU FOR VOTING